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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 9, 2003

ORIENT-EXPRESS HOTELS LTD.
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-16017	98-0223493
(Commission File Number)	(I.R.S. Employer Identification No.)

41 CEDAR AVENUE
P.O. BOX HM 1179
HAMILTON HMEX, BERMUDA
(Address of principal executive offices) Zip Code

441-295-2244
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits

99
Excerpts from 2002 annual shareholders report

ITEM 9.    Regulation FD Disclosure (under Item 12)

        The information contained in this Current Report is intended to be furnished under Item 12—Results of Operations and Financial Condition pursuant to interim guidance issued by the Commission in Release Nos. 33-8216 and 34-47583. Therefore, the information hereunder shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in the filing. The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

        Commencing on or about May 9, 2003, the registrant published and distributed to shareholders the 2002 annual shareholders report of the registrant. Relevant excerpts from the 2002 annual shareholders report are attached as an Exhibit to this Current Report and incorporated herein by reference, as follows:

Financial highlights
Letter to shareholders from James B. Sherwood, Chairman
Letter to shareholders from Simon M.C. Sherwood, President
Letter to shareholders from James G. Struthers, Vice President—Finance and Chief Financial Officer
Statement under U.S. Private Securities Litigation Reform Act of 1995

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.
	By:	/s/ E.S. HETHERINGTON Edwin S. Hetherington Secretary
Date: May 12, 2003

EXHIBIT INDEX

Exhibit Number	Description
99	Excerpts from 2002 annual shareholders report

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  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
  ITEM 9. Regulation FD Disclosure (under Item 12)
SIGNATURES
EXHIBIT INDEX